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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2003-B)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                    333-110474           33-0852169
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                 92612
----------------------------------------           -----
(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243


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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

         On November 14, 2003, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2003-B, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), EMC Mortgage Corporation as master servicer (the "Master Servicer"), New Century Mortgage Corporation ("New Century") as a responsible party, NC Capital Corporation as a responsible party (together with New Century, the "Responsible Parties") and Deutsche Bank National Trust Company (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3A Certificates," the "Class A-3B Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," the "Class CE Certificates," the "Class P Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $890,632,597.49 as of November 1, 2003 (the "Cut-off Date"). Certain Underlying Certificates issued by the Underlying Trusts were purchased pursuant to the Underlying Security Purchase Agreement, dated November 14, 2003 (the "Purchase Agreement", together with the Pooling and Servicing Agreement, the "Agreements"), between Bear, Stearns & Co. Inc. ("Bear Stearns") and the Depositor. The Certificates were sold by the Depositor to Bear Stearns (the "Underwriter"), pursuant to an Underwriting Agreement, dated November 13, 2003, between the Depositor and the Underwriter.

         Capitalized terms not defined herein have the meanings assigned to them in the Agreements.




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                                       -3-


         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                         Initial Certificate
   Class                  Principal Balance                  Pass-through Rate
   -----                  -----------------                  -----------------
     A-1                   $377,223,000.00                       Variable
     A-2                   $132,295,000.00                       Variable
    A-3A                   $164,710,000.00                       Variable
    A-3B                    $47,184,000.00                       Variable
     M-1                    $54,774,000.00                       Variable
     M-2                    $45,422,000.00                       Variable
     M-3                    $14,250,000.00                       Variable
     M-4                    $12,024,000.00                       Variable
     M-5                    $8,016,000.00                        Variable
     M-6                    $13,359,000.00                       Variable
     CE                     $21,375,497.00                       Variable
      P                         $100.00                             N/A
      R                100 % Percentage Interest                    N/A


                  The Certificates, other than the Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 14, 2003, and the Prospectus Supplement, dated November 14, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.





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                                       -4-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:


         EXHIBIT NO.          DESCRIPTION

         4.1 Pooling and Servicing Agreement, dated as of November 1, 2003, by and among New Century Mortgage Securities, Inc. as Depositor, EMC Mortgage Corporation as Master Servicer, New Century Mortgage Corporation as a Responsible Party, NC Capital Corporation as a Responsible Party and Deutsche Bank National Trust Company as Trustee, relating to the Series 2003-B Certificates.









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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 8, 2004


                                            NEW CENTURY MORTGAGE SECURITIES INC.

                                            By: /s/ Kevin M. Cloyd
                                                --------------------------------
                                            Name:   Kevin Cloyd
                                            Title:  Executive Vice President










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                                INDEX TO EXHIBITS




       EXHIBIT NO.                                DESCRIPTION

           4.1 Pooling and Servicing Agreement, dated as of November 1, 2003, by and among New Century Mortgage Securities, Inc. as Depositor, EMC Mortgage Corporation as Master Servicer, New Century Mortgage Corporation as a Responsible Party, NC Capital Corporation as a Responsible Party and Deutsche Bank National Trust Company as Trustee, relating to the Series 2003-B Certificates.





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                                   Exhibit 4.1